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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

              Kansas                     1-31698             48-1009756
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   (State or other jurisdiction        (Commission        (I.R.S. Employer
         of incorporation)             File Number)      Identification No.)

    10950 Grandview Drive, Suite 600, Overland Park, Kansas       66210
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           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (913) 661-0123


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) Resignation of Director. Michael S. Hess resigned as a director of Brooke Corporation (the "Company") on January 26, 2005. He continues as both an officer and director of each of Brooke Brokerage Corporation and CJD & Associates, L.L.C., subsidiaries of the Company. On January 28, 2005, the Company issued a press release announcing the resignation. A copy of the press release is furnished as Exhibit 99.01 to this Form 8-K.

(c) Appointment of Officers. On January 27, 2005, Anita F. Larson, 43, was elected as President and Chief Operating Officer of the Company to serve at the pleasure of the Company's Board of Directors. Ms. Larson had previously served as Vice President, General Counsel and Secretary of the Company since 1999. Anita Larson is married to John Arensberg, a partner in Arensberg Insurance of Overland Park, Kansas. Arensberg Insurance is a franchisee of a subsidiary of the Company pursuant to a standard form franchise agreement, and utilizes the administrative and processing services of such subsidiary's service center employees pursuant to a standard form service center agreement with that subsidiary. The Company receives in excess of $60,000 in fees from the franchisee in connection with each of these agreements.

Leland G. Orr, previously President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company, will continue to serve as Chief Financial Officer, Treasurer and Assistant Secretary of the Company following Ms. Larson's election as President and Chief Operating Officer. Orr has served as Chief Financial Officer, Treasurer and Assistant Secretary since 1995 and had been President since 2003.

On January 28, 2005, the Company issued a press release announcing these officer changes. A copy of the press release is furnished as Exhibit 99.01 to this Form 8-K.

(d) Election of Director. On January 27, 2005, the Board of Directors of the Company elected Anita F. Larson a director of the Company to fill the vacancy on the Board created by the resignation of Michael S. Hess as a director the day before. Ms. Larson's business experience and related party transactions are described in response to item (c) above. On January 28, 2005, the Company issued a press release announcing this election. A copy of the press release is furnished as Exhibit 99.01 to this Form 10-K.

The press release may contain forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products and services, impact of competitive products and pricing, dependence on third-party suppliers and their pricing, ability to meet product demand, exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, the dependence on intellectual property rights, and the effectiveness of internal controls. Investors are directed to the Company's most recent annual and quarterly reports, which are available from the Company without charge or at www.sec.gov, for a more complete description of the Company's business.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.01 Press Release dated January 28, 2005 announcing executive and board changes.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  01/28/05

BROOKE CORPORATION

/s/ Robert D. Orr
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Robert D. Orr
Chief Executive Officer

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Exhibit

99.01    Press Release issued by BROOKE CORPORATION on January 28, 2005.